                                                                     EX-99.h.6.a

                                    EXHIBIT A

                   to the Expense Limitation Agreement between
                               ABERDEEN FUNDS and
                         ABERDEEN ASSET MANAGEMENT INC.
                        Effective as of February 7, 2008*

Name of Fund/Class                                       Expense Limitation
                                                           for Fund/Class

Aberdeen Select Equity Fund
Class A                                                       1.45%
Class B                                                       2.20%
Class C                                                       2.20%
Class R                                                       1.70%
Institutional Service Class                                   1.20%
Institutional Class                                           1.20%

Aberdeen Select Mid Cap Growth Fund
Class A                                                       1.49%
Class B                                                       2.20%
Class C                                                       2.20%
Class D                                                       1.20%
Class R                                                       1.70%
Institutional Service Class                                   1.20%
Institutional Class                                           1.20%

Aberdeen Select Small Cap Fund
Class A                                                       1.57%
Class B                                                       2.32%
Class C                                                       2.32%
Class R                                                       1.82%
Institutional Service Class                                   1.32%
Institutional Class                                           1.32%

Aberdeen Select Growth Fund
Class A                                                       1.46%
Class B                                                       2.21%
Class C                                                       2.21%
Class R                                                       1.71%
Institutional Service Class                                   1.21%
Institutional Class                                           1.21%

Aberdeen Select Worldwide Fund
Class A                                                       1.57%
Class B                                                       2.32%
Class C                                                       2.32%
Class R                                                       1.82%
Institutional Service Class                                   1.32%
Institutional Class                                           1.32%

Aberdeen China Opportunities Fund
Class A                                                       1.87%
Class B                                                       2.62%
Class C                                                       2.62%
Class R                                                       2.12%
Institutional Service Class                                   1.62%
Institutional Class                                           1.62%

Aberdeen Developing Markets Fund
Class A                                                       1.67%
Class B                                                       2.42%
Class C                                                       2.42%
Class R                                                       1.92%
Institutional Service Class                                   1.42%
Institutional Class                                           1.42%

Aberdeen International Equity Fund
Class A                                                       1.49%
Class B                                                       2.24%
Class C                                                       2.24%
Class R                                                       1.74%
Institutional Service Class                                   1.24%
Institutional Class                                           1.24%

Aberdeen Hedged Core Equity Fund
Class A                                                       1.90%
Class B                                                       2.65%
Class C                                                       2.65%
Class R                                                       2.15%
Institutional Service Class                                   1.65%
Institutional Class                                           1.65%

Aberdeen Market Neutral Fund
Class A                                                       1.90%
Class B                                                       2.65%
Class C                                                       2.65%
Class R                                                       2.15%
Institutional Service Class                                   1.65%
Institutional Class                                           1.65%

Aberdeen Equity Long-Short Fund
Class A                                                       1.70%
Class B                                                       2.45%
Class C                                                       2.45%
Class R                                                       1.95%
Institutional Service Class                                   1.45%
Institutional Class                                           1.45%

Aberdeen Global Financial Services Fund
Class A                                                       1.44%
Class B                                                       2.19%
Class C                                                       2.19%
Class R                                                       1.69%
Institutional Service Class                                   1.19%
Institutional Class                                           1.19%

Aberdeen Health Sciences Fund
Class A                                                       1.51%
Class B                                                       2.26%
Class C                                                       2.26%
Class R                                                       1.76%
Institutional Service Class                                   1.26%
Institutional Class                                           1.26%

Aberdeen Natural Resources Fund
Class A                                                       1.41%
Class B                                                       2.16%
Class C                                                       2.16%
Class R                                                       1.66%
Institutional Service Class                                   1.16%
Institutional Class                                           1.16%

Aberdeen Technology and Communications Fund
Class A                                                       1.63%
Class B                                                       2.38%
Class C                                                       2.38%
Class R                                                       1.88%
Institutional Service Class                                   1.38%
Institutional Class                                           1.38%

Aberdeen Global Utilities Fund
Class A                                                       1.38%
Class B                                                       2.13%
Class C                                                       2.13%
Class R                                                       1.63%
Institutional Service Class                                   1.13%
Institutional Class                                           1.13%

Aberdeen Small Cap Fund
Class A                                                       1.29%
Class B                                                       2.04%
Class C                                                       2.04%
Class R                                                       1.54%
Institutional Service Class                                   1.04%
Institutional Class                                           1.04%

Aberdeen Small Cap Opportunities Fund
Class A                                                       1.50%
Class B                                                       2.25%
Class C                                                       2.25%
Class R                                                       1.75%
Institutional Service Class                                   1.25%
Institutional Class                                           1.25%

Aberdeen Small Cap Growth Fund
Class A                                                       1.60%
Class B                                                       2.35%
Class C                                                       2.35%
Class R                                                       1.85%
Institutional Service Class                                   1.35%
Institutional Class                                           1.35%

Aberdeen Small Cap Value Fund
Class A                                                       1.60%
Class B                                                       2.35%
Class C                                                       2.35%
Class R                                                       1.85%
Institutional Service Class                                   1.35%
Institutional Class                                           1.35%

Aberdeen Tax Free Income Fund
Class A                                                       0.93%
Class B                                                       1.68%
Class C                                                       1.68%
Class D                                                       0.68%
Class X                                                       1.53%
Class Y                                                       1.53%

Aberdeen Optimal Allocations Fund: Growth
Class A                                                       0.50%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       0.75%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Aberdeen Optimal Allocations Fund: Moderate Growth
Class A                                                       0.50%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       0.75%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Aberdeen Optimal Allocations Fund: Moderate
Class A                                                       0.50%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       0.75%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Aberdeen Optimal Allocations Fund:  Defensive
Class A                                                       0.50%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       0.75%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Aberdeen Optimal Allocations Fund: Specialty
Class A                                                       0.50%
Class B                                                       1.25%
Class C                                                       1.25%
Class R                                                       0.75%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Aberdeen Core Fixed Income Fund
Class A                                                       0.80%
Class C                                                       1.55%
Class R                                                       1.05%
Institutional Service Class                                   0.55%
Institutional Class                                           0.55%

Aberdeen Core Plus Income Fund
Class A                                                       0.75%
Class B                                                       1.50%
Class C                                                       1.50%
Class R                                                       1.00%
Class S                                                       0.50%
Institutional Service Class                                   0.50%
Institutional Class                                           0.50%

*    Effective from the  commencement  of operations of the Funds until at least
     February 28,  2009,  as most  recently  approved at the June 11, 2008 Board
     Meeting.  These expense limitations may be revised, after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the  limitations at anytime if mutually  agreed upon by the parties.